SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                                FAN ENERGY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

--------------------------------------------------------------------------------
Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)  Total fee paid:

--------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
                    ------------------------------------------------------

                                FAN ENERGY, INC.
                        668 North 44th Street, Suite 248
                             Phoenix, Arizona 85008

                 Notice of Stockholder Action by Written Consent

To Stockholders of Fan Energy, Inc.:

Fan Energy, Inc. ("FAN ENERGY") hereby gives notice to its stockholders as follows:

1. The holders of a majority of the outstanding shares of common stock and preferred stock of Fan Energy have taken action by written consent to amend Fan Energy's Articles of Incorporation to increase the number of authorized shares from a total of 64,256,573 shares of which 59,256,573 are common shares with a par value of $.001 and 5,000,000 are preferred shares with a par value of $.001 to a total of 400,000,000 shares with 350,000,000 being common shares with a par value of $.001 and 50,000,000 being preferred shares with a par value of $.001; and

2. The holders of a majority of the outstanding shares of common stock and preferred stock of Fan Energy have taken action by written consent to amend Fan Energy's Articles of Incorporation to change the name of the Company to Quiet Tiger, Inc.; and

3. The holders of a majority of the outstanding shares of common stock of Fan Energy have taken action by written consent to approve adoption of our 2003 Stock Option Plan, which provides for the grant of stock options to purchase up to 50,000,000 shares of common stock to officers, directors, employees and consultants.

You have the right to receive this notice if you were a stockholder of record of either common or preferred stock of Fan Energy at the close of business on January __, 2003 (the "RECORD DATE"). Since the actions will have been approved by the holders of the required majority of the outstanding common shares of voting stock of Fan Energy, no proxies were or are being solicited.

We anticipate that these actions will become effective on or after January __, 2003.

Phoenix, Arizona
January __, 2003


/s/ Peter H. Jacobs
-------------------------------
Peter H. Jacobs
Chief Executive Officer and Chairman of the Board of Directors

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                     ARE REQUESTING YOU NOT TO SEND A PROXY.


To our Stockholders:

Why have I received these materials?

Fan Energy is required to deliver this information statement to everybody who owns common stock of Fan Energy on the Record Date to inform them that the holders of a majority of the voting stock have taken certain actions by written consent without a meeting that would normally require a stockholders meeting.

This information statement is being sent to you because you are a holder of either common of Fan Energy.

What action did the holders of a majority of the voting stock take?

A group of stockholders holding a total of 61.0% of the total voting common stock outstanding in Fan Energy on the Record Date took action by written consent to amend the Articles of Incorporation of Fan Energy to (i) increase the authorized shares of common and preferred stock of Fan Energy and change the name of the Company to Quiet Tiger, Inc; and (ii) approve the 2003 Stock Option Plan; the "Written Consent".

Why is it that the holders of a majority of the voting stock can do these things without having to hold a meeting or having to send out proxies to all stockholders?

The Articles of Incorporation and bylaws of Fan Energy and Nevada law provide that any corporate action upon which a vote of stockholders is required or permitted may be taken without a meeting with the written consent of stockholders having at least a majority of all the stock entitled to vote upon the action if a meeting were held.

Is it necessary for me to do anything?

No. No other votes are necessary or required. Fan Energy anticipates that the amendment to the Articles of Incorporation will be filed with the Secretary of State of the State of Nevada on or after January __, 2003. Fan Energy also anticipates that the stockholder approval of the 2003 Stock Option Plan will be effective on or after January __, 2003.

Who is paying for the mailing of this information statement?

Fan Energy will pay the costs of preparing and sending out this information statement. It will be sent to all common and preferred stockholders by regular mail. Fan Energy may reimburse brokerage firms and others for expenses in forwarding information statement materials to the beneficial owners of the outstanding common stock.

Can I object to the actions of these stockholders?

Nevada law does not provide for dissenter's rights in connection with an authorization to increase capitalization or the approval of a stock option plan.

Where can I get copies of this information statement or copies of Fan Energy's annual report?

Our Annual Report on Form 10-KSB, for the year ended December 31, 2001, including audited financial statements as of that date, is available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by the Company can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com.

You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

How do I know that the group of stockholders voting to raise the capitalization and to approve the stock option plan held more than a majority of the voting stock?

On January __, 2003, the date of the Written Consent, there were 45,377,066 shares of common stock outstanding and no shares of preferred stock outstanding. Holders of common stock are entitled to one vote per share. A total of 27,679,894 shares representing 61% of the outstanding shares of common stock of Fan Energy as of the Record Date, representing more than a majority of Fan Energy's outstanding voting stock, have delivered written consents to the actions set forth herein.

Who are the stockholders who voted to raise the capitalization and to approve the stock option plan?

The list of stockholders who consented to these actions and the percentage of ownership of each are set forth below:

Title of       Name or Entity                 Amount and Nature        Percent
 Class           & Address                  of Beneficial Owner       of Class
-----            ---------                  -------------------       --------

Common       Project 1000, Inc.                  23,837,710             52.53%
             668 North 44th Street
             Suite 248
             Phoenix, Arizona 85008

Common       X Family Partnership                 3,056,395              6.74%
             10641 N. 44th Street
             Phoenix, Arizona 85028

Common       Albert Golusin                         785,789              1.73%
             10641 N 44TH St
             Phoenix, Arizona 85028

Total:                                           27,679,894             61.00%

Except as indicated above, all of the persons and entities above named are believed to have sole voting and investment power with respect to the common shares beneficially owned by them, where applicable.

Who was entitled to vote to increase the capitalization of Fan Energy, change the name of Fan Energy and to approve the 2003 stock option plan?

Every person or entity who owned common stock in Fan Energy as of the Record Date was entitled to vote.

Who is entitled to receive notice of these actions by the holders of a majority of voting stock?

Every person or entity who owned either common or preferred stock in Fan Energy as of the Record Date is entitled to receive a copy of this information statement. This date is called the Record Date and was set by the Board of Directors of Fan Energy.

What consent was required in order to increase the capitalization of Fan Energy, change the name of Fan Energy and to approve the 2003 stock option plan?

The proposals discussed below to amend the articles of incorporation to raise the capitalization of the company, change the name of the Company and to approve the 2003 Stock Option Plan requires the consent of holders of a majority of shares of common stock. A majority means one vote more than 50% of the number of shares entitled to vote. Since the stockholders who acted by written consent to amend the articles of incorporation and to approve the stock option plan held more than a majority of all of the shares outstanding which were entitled to vote, they could do this without a meeting by consent and then inform you of this action.

What actions were taken by the holders of a majority of the commmon stock of Fan Energy?

There were three actions taken. They were as follows:

Action No. 1:

To amend the Articles of Incorporation of Fan Energy in the following manner:

To amend Article One of the Articles of Incorporation, Name of Corporation, filed April 26, 1989, establishing the name of the corporation as Eastern Star Mining, Inc. and as subsequently amended by the Certificate of Amendment of Articles of Incorporation, filed December 10, 1997, establishing the name of the corporation as Fan Energy Inc. and that hereby the name of the corporation shall be changed to Quiet Tiger Inc. so that Article One of the Articles of Incorporation shall now read:

"The name of the corporation is Quiet Tiger Inc."

Action No. 2:

To amend Article Four of the Articles of Incorporation, Capital Stock, filed April 26, 1989, and as subsequently amended by the Restated Articles of Incorporation filed by the Secretary of State of Nevada on February 7, 1997, authorizing 100,000,000 shares of stock comprised of 95,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.001 par value per share, and further amended by a Certificate of Change in Number of Authorized Shares of Common Stock filed December 27, 2001 authorizing 6,333,334 shares of common stock, and further amended by a Certificate of Change in Number of Authorized Shares of Common Stock filed June 28, 2002 authorizing 59,256,573 shares of common stock; that hereby the said authorization be increased to four hundred million (400,000,000) shares of stock comprised of 350,000,000 shares of common stock, $.001 par value per share and 50,000,000 shares of preferred stock, $.001 par value per share so that Article Four of the Articles of Incorporation shall now read:

"The corporation shall be authorized to issue 350,000,000 shares of Common Stock having a $.001 par value, and 50,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock."

Action No. 3:

To approve the 2003 Stock Option Plan which was approved by resolution of the Board of Directors on January 2, 2003, a copy of which is attached as Exhibit B.

Why is Fan Energy increasing its authorized capital?

Currently, Fan Energy has 64,256,573 shares of capital stock authorized, of which 59,256,573 is designated as common stock and 5,000,000 is designated as preferred stock. Fan Energy currently has 45,377,066 shares of common stock outstanding and no shares of preferred stock outstanding.

Fan Energy is increasing its authorized capital because it believes that the increase in authorized capital stock would provide it greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions. Fan Energy anticipates that the additional "BLANK CHECK" common and preferred stock will be designated into series or classes as the board of directors deems appropriate in the future.

What effect will the increase in authorized common stock have on my stock?

The terms of the additional shares of common stock may be identical to those of the currently outstanding shares of common stock or may be issued in different classes or series. However, because holders of common stock have no preemptive rights to purchase or subscribe for any unissued stock of Fan Energy, the issuance of additional shares of common stock will reduce the current stockholders' percentage ownership interest in the total outstanding shares of common stock. This amendment and the creation of additional shares of authorized common stock will not alter the current number of issued shares. The relative rights and limitations of the shares of existing common stock will remain unchanged under this amendment.

As of the Record Date, the Company has a total of 45,377,066 shares of Common Stock issued and outstanding. There are no shares of Preferred Stock issued. The increase in the number of authorized but unissued shares of common stock would enable Fan Energy, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The increase in the authorized number of shares of common stock could have a number of effects on Fan Energy's stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that the Company could use additional shares of common stock (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of Fan Energy more difficult. In addition the Company could issue a series of common stock with different voting liquidation or other rights. For example, additional shares could be issued by Fan Energy so as to dilute the stock ownership or voting rights of persons seeking to obtain control of Fan Energy. Similarly, the issuance of additional shares to certain persons allied with Fan Energy's management could have the effect of making it more difficult to remove

Fan Energy's current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The board of directors is not aware of any attempt, or contemplated attempt, to acquire control of Fan Energy, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

There are currently no plans, arrangements, commitments or understandings for the issuance of additional shares of common stock or preferred stock which are proposed to be authorized.

Stockholders do not have any preemptive or similar rights to subscribe for or purchase any additional shares of common stock that may be issued in the future, and therefore, future issuances of common stock may, depending on the circumstances, have a dilutive effect on the earnings per share, voting power and other interests of the existing stockholders.

What effect will the increase in authorized "blank-check" common or preferred stock have on my stock?

As of the Record Date, a total of 64,256,573 shares of Fan Energy's currently authorized shares consisting of 59,256,573 of Common Stock and 5,000,000 of Preferred Stock are issued and outstanding. The amendment to Fan Energy's Articles of Incorporation, as amended, will increase the number of authorized shares of "BLANK CHECK" preferred stock to 50,000,000.

The following summary does not purport to be complete and is qualified in its entirety by reference to the proposed Certificate of Amendment to the Articles of Incorporation as set forth in Exhibit "A" Hereto.

The term "BLANK CHECK" refers to capital stock, the creation and issuance of which is authorized in advance by the stockholders and the terms, rights and features of which are determined by the board of directors of Fan Energy upon issuance. The authorization of such blank check capital stock would permit the board of directors to authorize and issue capital stock from time to time in one or more series with varied voting dividend liquidation preferences or other rights . To date, Fan Energy has created and issued several series of preferred stock from authorized blank check preferred stock.

Subject to the provisions of Fan Energy's Articles of Incorporation, as amended, and the limitations prescribed by law, the board of directors would be expressly authorized, at its discretion, to adopt resolutions to issue shares, to fix the number of shares and to change the number of shares constituting any series and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether the dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any series of the capital stock, in each case without any further action or vote by the stockholders. The board of directors would be required to make any determination to issue shares of capital stock based on its judgment as to the best interests of Fan Energy and its stockholders. The Articles of Incorporation, as amended, gives the board of directors flexibility, without further stockholder action, to issue capital stock on such terms and conditions as the board of directors deems to be in the best interests of Fan Energy and its stockholders.

The amendment provides Fan Energy with increased financial flexibility in meeting future capital requirements by providing another type of security in addition to its common stock, as it will allow preferred stock to be available for issuance from time to time and with such features as determined by the board of directors for any proper corporate purpose. We anticipate that such purposes may include exchanging preferred stock for common stock and, without limitation, may include the issuance for cash as a means of obtaining capital for use by Fan Energy, or issuance as part or all of the consideration required to be paid by Fan Energy for acquisitions of other businesses or assets.

Any issuance of preferred stock with voting rights could, under certain circumstances, have the effect of delaying or preventing a change in control of Fan Energy by increasing the number of outstanding shares entitled to vote and by increasing the number of votes required to approve a change in control of Fan Energy. Shares of voting or convertible preferred stock could be issued, or rights to purchase such shares could be issued, to render more difficult or discourage an attempt to obtain control of Fan Energy by means of a tender offer, proxy contest, merger or otherwise. The ability of the board of directors to issue such additional shares of preferred stock, with the rights and preferences it deems advisable, could discourage an attempt by a party to acquire control of Fan Energy by tender offer or other means. Such issuances could therefore deprive stockholders of benefits that could result from such an attempt, such as the realization of a premium over the market price that such an attempt could cause. Moreover, the issuance of such additional shares of preferred stock to persons friendly to the board of directors could make it more difficult to remove incumbent managers and directors from office even if such change were to be favorable to stockholders generally.

Why is Fan Energy changing its name to Quiet Tiger Inc.?

Fan Energy is changing its name to Quiet Tiger Inc. because the Board of Directors believe the new name will better reflect the future operations of the Company as its business model continues to evolve.

What is the 2003 Stock Option Plan?

As of January __, 2003, the holders of a majority of the common stock authorized the 2003 Stock Option Plan ("the Plan") and authorized 50,000,000 shares of common stock to be reserved for issuance thereunder. The following is a summary of principal features of the Plan. The summary, however, does not purport to be a complete description of all the provisions of the Plan, a copy of which is attached as Exhibit B.

The Plan was adopted by the Board of Directors on January 2, 2003. The Board of Directors has initially reserved 50,000,000 shares of common stock for issuance under the Plan. Under the Plan, options may be granted which are intended to qualify as Incentive Stock Options ("ISO's"), under Section 422 of the Internal Revenue Code of 1986 ("the Code") or which are not ("NON-ISOS") intended to qualify as Incentive Stock Options thereunder.

Under the Plan, the Company may issue stock purchase rights either alone, in addition to, or in tandem with other awards granted under the Plan or cash awards made outside of the Plan. Upon a grantee's acceptance of a stock purchase right, the grantee will give Fan Energy the option to repurchase the stock exercisable under such right upon the voluntary or involuntary termination of the grantee's service with Fan Energy, including death or disability. The purchase price for the shares repurchased by the Company using this option shall be the original price paid by the grantee and may be paid in cash or by cancellation of any indebtedness of the grantee to Fan Energy.

What is the purpose of the 2003 Stock Option Plan?

The primary purpose of the Plan is to attract and retain the best available personnel for Fan Energy in order to promote the success of its business and to facilitate the ownership of Fan Energy stock by employees.

Who will administer the Plan?

The Plan will be administered by the Compensation Committee appointed by the Board of Directors, as it may be composed from time to time. All questions of interpretation of the plan are determined by the Board, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

Notwithstanding the foregoing, the Board of Directors may at any time, or from time to time, appoint a committee of the Board of Directors, and delegate to the committee the authority of the Board of Directors to administer the plan. Upon such appointment and delegation, the committee shall have all the powers, privileges and duties of the Board of Directors, and shall be substituted for the Board of Directors, in the administration of the Plan, subject to certain limitations.

Members of the Board of Directors who are eligible employees are permitted to participate in the plan, provided that any such eligible member may not vote on any matter affecting the administration of the plan or the grant of any option pursuant to it, or serve on a committee appointed to administer the plan. In the event that any member of the Board of Directors is at any time not a "DISINTERESTED PERSON", as defined in Rule 16b-3(c) (3) (i) promulgated pursuant to the Securities Exchange Act of 1934, the plan shall not be administered by the Board of Directors, and may only by administered by a committee, all the members of which are disinterested persons, as so defined.

Who is eligible to participate in the Plan?

Under the Plan, the Company may grant options to key employees, officers, directors or consultants of Fan Energy, as provided in the Plan.

What are the terms of the Options to be granted under the Plan?

The terms and conditions of each option granted under the Plan shall be contained in a stock option agreement between the grantee and Fan Energy and such terms shall be determined by the Compensation Committee consistent with the provisions of the Plan, including the following:

(a) Exercise Price. The exercise price of the common stock subject to an ISO shall not be less than the fair market value on the date of grant(as set forth in the Plan), or in the case of the grant of an ISO to a principal stockholder, not less than 110% of fair market value.

The exercise price of the common stock subject to a Non-ISO shall be determined at the time such Non-ISO is granted, but in no case less than 90% of the fair market value of such common shares at the time such option is granted.

(b) Vesting. The dates on which each option (or portion thereof) shall be exercisable and the conditions precedent to such exercise, if any, shall be fixed by the Compensation Committee, in its discretion, at the time such option is granted.

The Company's right to repurchase shares issued under a stock purchase right shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than 20% per year over five years from the date of exercise.

(c) Expiration. The expiration of each option shall be fixed by the Compensation Committee, in its discretion, at the time such option is granted; however, no option shall be exercisable for ten (10) years after the date on which it was granted, and in the case of the grant of an ISO to a principal stockholder, five
(5) years from the date of grant. Each option shall be subject to earlier termination as expressly provided in the Plan or as determined by the Compensation Committee, in its discretion, at the time such option is granted.

The expiration of each stock purchase right shall be fixed by the Compensation Committee.

(d) Transferability. No option or stock purchase right shall be transferable, except by will or the laws of descent and distribution, and any option or stock purchase right may be exercised during the lifetime of the optionee only by him.

(e) Option Adjustments. The aggregate number and class of shares as to which options may be granted under the Plan, the number and class shares covered by each outstanding option and the exercise price per share thereof (but not the total price), and all such options, shall each be proportionately adjusted for any increase decrease in the number of issued common shares resulting from split-up, spin-off or consolidation of shares or any like capital adjustment or the payment of any stock dividend.

In the event of a merger of Fan Energy with or into another corporation, or the sale of substantially all of the assets of Fan Energy, each outstanding option and stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option or stock purchase right, the optionee shall fully vest in and have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable.

(f) Amendment and Termination. Subject to certain restrictions, the Plan may be terminated at any time and from time to time, or be modified or amended by the Board of Directors.

What are the Federal Income Tax Aspects of the Plan?

The following description of federal income tax consequences of the Plan is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% stockholders or to any individual participant who receives a stock option under the plan.

INCENTIVE STOCK OPTIONS. There will not be any federal income tax consequences to either the participant or Fan Energy a result of the grant to an employee of an ISO under the Plan. The exercise by a participant of an incentive stock option also will not result in any federal income tax consequences to Fan Energy or the participant, except that (i) an amount equal to the excess of the fair market value of the shares acquired upon exercise of the ISO, determined at the time of exercise, over the exercise price for the shares by the participant will be includable in the participant's alternative minimum taxable income for purposes of the alternative minimum tax, and (ii) the participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments, as discussed below. Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

When a participant disposes of shares acquired upon exercise of an ISO, the federal income tax consequences will depend upon how long the participant held those shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the participant exercised the ISO, then the participant will recognize a long-term capital gain or loss. The amount of the long-term capital gain or loss will be equal to the difference between (i) the amount the participant realized on disposition of the shares, and (ii) the option price at which the participant acquired the shares. Fan Energy is not entitled to any compensation expense deduction under these circumstances.

If the participant does not satisfy both of the above holding period requirements, then the participant will be required to report as ordinary income, in the year the participant disposes of the shares, the amount by which the lesser of (i) the fair market value of the shares at the time of exercise of the ISO, or (ii) the amount realized on the disposition of the shares, exceeds the option price for the shares. Fan Energy will be entitled to a compensation expense deduction in an amount equal to the ordinary income includable in the taxable income of the participant. This compensation income may be subject to withholding. The remainder of the gain recognized on the disposition, if any, or any loss recognized on the disposition, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

NON-ISO. Neither the participant nor Fan Energy incur any federal income tax consequences as a result of the grant of a Non-ISO stock option. Upon exercise of a NON-ISO stock option, a participant will recognize ordinary income, subject to withholding, on the date of exercise in an amount equal to the difference between (i) the fair market value of the shares purchased, determined on the date of exercise, and (ii) the consideration paid for the shares. The participant may be subject to an additional excise tax if any amounts are treated as excess parachute payments (see explanation below). Special rules will apply if previously acquired shares of common stock are permitted to be tendered in payment of an option exercise price.

At the time of a subsequent sale or disposition of any shares of common stock obtained upon exercise of a Non-ISO stock option, any gain or loss will be treated as long-term or short-term capital gain or loss, depending on the holding period from the date of exercise.

In general, Fan Energy will be entitled to a compensation expense deduction in connection with the exercise of a Non-ISO stock option for any amounts includable in the taxable income of the participant as ordinary income, provided that Fan Energy complies with any applicable withholding requirements.

STOCK PURCHASE RIGHTS. In general, neither the participant nor Fan Energy incur any federal income tax consequences as a result of the grant of a stock purchase right. In general, the exercise by a participant of a stock purchase right also will not result in any federal income tax consequences to Fan Energy or the participant. The participant will generally incur ordinary income at the earlier of the time that stock either becomes transferable or ceases being subject to repurchase by Fan Energy, measured by excess of fair market value at that time over amount (if any) paid by the participant.

It is possible for the participant to elect within 30 days of exercise of the stock purchase right to be taxed on basis of fair market value at that time, disregarding the effect on fair market value of the forfeiture conditions, by filing a Section 83(b) election with the IRS. Subsequent appreciation would be treated as short or long-term capital gain.

Any dividends paid on stock purchased upon exercise of a stock purchase right will be taxable as ordinary compensation income to the extent the stock is not vested, and Fan Energy would have a corresponding deduction as compensation.

EXCISE TAX ON PARACHUTE PAYMENTS. The Internal Revenue Code also imposes a 20% excise tax on the recipient of "EXCESS PARACHUTE PAYMENTS," as defined in the Internal Revenue Code and denies tax deductibility to Fan Energy us on excess parachute payments. Generally, parachute payments are payments in the nature of compensation to employees of a company who are officers, stockholders or highly compensated individuals, which payments are contingent upon a change in ownership or effective control of the company, or in the ownership of a substantial portion of the assets of the company. For example, acceleration of the exercisability of options upon a change in control of Fan Energy may constitute parachute payments, and in certain cases, "EXCESS PARACHUTE PAYMENTS."

What are the restrictions on resale of shares underlying the Options to be granted under the Plan?

Certain officers and directors of the Company may be deemed to be "AFFILIATES" of the Company as that term is defined under the Securities Act. The Common Stock acquired under the Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act.

Who are the principal stockholders of Fan Energy?

The following chart sets forth the number of shares of our common stock beneficially owned by (i) each person who, as of December 31, 2002, was known by us to own beneficially more than five percent (5%) of our Common Stock and (ii) our officers and directors and (iii) officers and directors as a group.

Name and Address                     Amount and Nature of             Percent
of Beneficial Owner               Beneficial Ownership(1)(2)         of Class
-------------------               --------------------------         --------

X Family Partnership                  3,056,395                         6.74%
Attn Albert Golusin
10641 N 44th St
Phoenix Az 85028

Project 1000 Inc                     23,837,710                        52.53%
668 North 44th Street Ste 248
Phoenix Az 85008

John Shebanow                         3,452,241                         7.61%
2511 Garfield Ct
Sparks Nv 89431

Albert Golusin                          848,165                         1.86%
10641 N 44th Street
Phoenix Az 85028

Alex Gassiot                          3,056,395                         6.74%
3710 Clover Way
Reno Nv 89509

Apg Associates Llc                    2,213,972                         4.88%
3710 Clover Way
Reno Nv 89509

William E Grafham                      645,335                          1.42%
7475 E Gainey Ranch Rd #21
Scottsdale Az 85028

Name and Address                     Amount and Nature of             Percent
of Beneficial Owner               Beneficial Ownership(1)(2)         of Class
-------------------               --------------------------         --------

Peter H. Jacobs                              0                            *
668 North 44th Street
Suite 248
Phoenix, Arizona 85008

William Whitmore                             0                            *
668 North 44th Street
Suite 248
Phoenix, Arizona 85008

Patrick Wade Carrigan                        0                            *
668 North 44th Street
Suite 248
Phoenix, Arizona 85008

Totals:                             37,110,213                         81.78%

----------
*    Means less than one-percent.
(1) All ownership is beneficial and of record, unless indicated otherwise and includes shares issuable upon exercise of outstanding options, warrants or other common stock equivalents which are exercisable within 60 days. Beneficial owners listed above have sole voting and investment power with respect to the shares shown.
(2) All shares owned by X Family Partnership and Albert Golusin are under common voting control totaling 3,842,184 common shares representing 8.47 % of all outstanding shares. All shares owned by Alex Gassiot and APG Associates LLC are under common voting control representing 5,270,367 common shares representing 14.62% of all outstanding shares.

What is the compensation for Fan Energy's directors and executive officers?

The following table sets forth the summary compensation table for all of Fan Energy's officers and directors who served during the last three fiscal years. No other compensation not covered in the following table was paid or distributed by Fan Energy to such persons during the period covered. All amounts shown are those paid during the years disclosed.

                                                         Annual Compensation
                                                    ----------------------------
                                   Base             Other Annual      Long Term
Name/Position                     Salary    Bonus   Compensation    Compensation
-------------                     ------    -----   ------------    ------------
Present officers and directors

Peter Jacobs
Chairman and C.E.O
2001                              -0- (1)    -0-        -0-             None

William Whitmore
President
2001                              -0- (1)    -0-        -0-             None

                                                         Annual Compensation
                                                    ----------------------------
                                   Base             Other Annual      Long Term
Name/Position                     Salary    Bonus   Compensation    Compensation
-------------                     ------    -----   ------------    ------------

Albert Golusin
C.F.O.
2001                               -0- (1)   -0-     $102,148 (2)       None

----------
(1) All officers were not directly compensated by Fan Energy Inc. from June 15,2002 through December 31, 2002 as they were paid by SunnComm,Inc. During the fourth quarter of 2002, Fan Energy agreed to a management agreement with SunnComm,Inc. effective June 15, 2002. The agreement requires Fan Energy Inc. to pay SunnComm,Inc. $25,000 a month for the part-time services of Mssrs. Jacobs, Whitmore and Golusin as well as general and administrative costs.
(2) Includes 605,448 shares issued at a deemed value of $102,148 in satisfaction of $91,634 of accrued compensation and $10,514 of reimbursements owed.

Former officers and directors

William E. Grafham
President
   1999                            -0-         -0-      $22,542(1)       None
   2000                            -0-         -0-      $18,000(1)       None
John J. Shebanow
President
   2001                           $90,000      -0-           -0-         None
   2002                           $13,728      -0-      $66,847(5)       None
Officers & directors
As a group (4 persons)
   1999                          $  7,500(3)   -0-      $44,953(3)       None
   2000                          $  6,405(2)   -0-      $49,875(2)       None
   2001                          $240,000      -0-      $50,000(4)       None
   2002                          $  5,875      -0-      $49,347(6)       None

----------
(1) Includes 62,248 shares of common stock issued at a deemed value of $ 22,452 owed to an entity owned by Mr. Grafham for rent and reimbursement expenses. An amount of $18,000 was accrued at December 31, 2000 and paid in 2001 for management services provided and out of pocket expenses during the year 2000.
(2) Includes 134,104 shares of common stock, valued at $ 43,000, issued to five persons for services as officers, directors and representatives of the Company. Subsequently, one person surrendered 30,876 of the shares for cancellation. The Company accrued a total of $49,875 for compensation to all directors and officers for their services and office costs during the year 2000.
(3) Includes 124,617 shares issued at a deemed value of $43,953, one of whom was a director, in satisfaction of $44,953 in compensation or reimbursements owed to them.

(4) Includes 155,942 shares issued at a deemed value of $50,000, one of which was an officer, in satisfaction of $50,000 in compensation or reimbursements owed to them.
(5) Includes 396,215 shares issued at a deemed value of $66,847 in satisfaction of accrued compensation.
(6) Includes 292,216 shares issued at a deemed value of $49,347 in satisfaction of accrued compensation.

Employment Contracts

Currently, the Company has no employment contacts with any of its employees, officers or directors.

Management Agreement

During the fourth quarter of 2002, Fan Energy agreed to a management agreement with SunnComm,Inc. effective June 15, 2002. This agreement requires Fan Energy to pay SunnComm,Inc. $25,000 a month for the part-time services of Mssrs. Jacobs, Whitmore and Golusin as well as general and administrative costs. The agreement can be cancelled with 30 days notice from either party. At December 31, 2002, Fan Energy Inc. owed SunnComm,Inc. $162,500 under the terms of the agreement.

Will the Company hold an annual general meeting during the year 2003?

The Company plans to hold an annual general meeting during the second quarter of 2003 after it has completed its audit and has made it available to its stockholders.

                                    Exhibits


            Exhibit A - Amendment to Articles of Incorporation

            Exhibit B - 2003 Stock Option Plan


                                 By Order of the Board of Directors


                                 By: /s/ Peter H. Jacobs
                                 -------------------------------------
                                    Chairman of the Board of Directors

Exhibit A: Amendment to Articles of Incorporation

                           CERTIFICATE OF AMENDMENT TO
                            ARTICLES OF INCORPORATION
                                       OF
                                FAN ENERGY, INC.

                         KNOW ALL MEN BY THESE PRESENTS:

Fan Energy, Inc. formed under the laws of the State of Nevada, the undersigned, Secretary of Fan Energy, Inc. certifies that by the written consent of 59.8% of all stockholders of all classes of stock entitled to vote and in accordance with
Article XI of the Articles of Incorporation, Stockholder Action by Consent, the stockholders consented to amending the Articles of Incorporation as herein below set forth:

(1) To amend Article One of the Articles of Incorporation, Name of Corporation, filed April 26, 1989, establishing the name of the corporation as Eastern Star Mining, Inc. and as subsequently amended by the Certificate of Amendment of Articles of Incorporation, filed December 10, 1997, establishing the name of the corporation as Fan Energy Inc. and that hereby the name of the corporation shall be changed to Quiet Tiger Inc. so that Article One of the Articles of Incorporation shall now read:

"The name of the corporation is Quiet Tiger Inc."

(2) To amend Article Four of the Articles of Incorporation, Capital Stock, filed April 26, 1989, and as subsequently amended by the Restated Articles of Incorporation filed by the Secretary of State of Nevada on February 7, 1997, authorizing 100,000,000 shares of stock comprised of 95,000,000 shares of common stock, $.001 par value per share and 5,000,000 shares of preferred stock, $.001 par value per share, and further amended by a Certificate of Change in Number of Authorized Shares of Common Stock filed December 27, 2001 authorizing 6,333,334 shares of common stock, and further amended by a Certificate of Change in Number of Authorized Shares of Common Stock filed June 28, 2002 authorizing 59,256,573 shares of common stock; that hereby the said authorization be increased to four hundred million (400,000,000) shares of stock comprised of 350,000,000 shares of common stock, $.001 par value per share and 50,000,000 shares of preferred stock, $.001 par value per share so that Article Four of the Articles of Incorporation shall now read:

"The corporation shall be authorized to issue 350,000,000 shares of Common Stock having a $.001 par value, and 50,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution authorizing the issuance of shares. Stockholders shall not have pre-emptive rights or be entitled to cumulative voting in connection with the shares of the Corporation's common or preferred stock."

IN WITNESS WHEREOF, I have hereby set my hand on this __ day of January, 2002, hereby declaring and certifying that the facts stated herein above are true.

                                 /s/ Albert Golusin
                                 -------------------------

                                 Albert Golusin
                                 Secretary

EXHIBIT B

                                FAN ENERGY INC.
                             2003 STOCK OPTION PLAN

1. PURPOSES OF THE PLAN.

The purposes of the Fan Energy Inc. Stock Plan "the Plan" are to assist the Company to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Non-statutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights may also be granted under the Plan.

2. DEFINITIONS.

As used herein, the following definitions shall apply:

a. "ADMINISTRATOR" means the Compensation Committee of the Board or any other Committees as shall be administering the Plan in accordance with Section 4 hereof.

b. "APPLICABLE LAWS" means the requirements relating to the administration of stock option plans under the Corporation law of the state of Nevada, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

c. "BOARD" means the Board of Directors of the Company.

d. "CODE" means the Internal Revenue Code of 1986, as amended.

e. "COMMITTEE" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

f. "COMMON STOCK" means the Common Stock of the Company.

g. "COMPANY" means Fan Energy, Inc., a Nevada corporation.

h. "CONSULTANT" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

i. "DIRECTOR" means a member of the Board of Directors of the Company.

j. "EMPLOYEE" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless re-employment upon expiration of such leave is guaranteed by statute or contract. If re-employment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 181st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-statutory Stock Option. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "EMPLOYMENT" by the Company.

k. "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

l. "EXECUTIVE COMMITTEE" means the Executive Committee of the Board of Directors which is comprised of at least three members of the Board, generally the Chief Executive Officer and President. The Committee acts by majority vote.

m. "FAIR MARKET VALUE" means, as of any date, the value of Common Stock determined as follows:

            i. If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Over-the-Counter Bulletin Board, BBX Stock Market, NASDAQ National Market or The NASDAQ Small-Cap Market of the NASDAQ Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            ii. If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

            iii. In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

n. "INCENTIVE STOCK OPTION" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

o. "NON-STATUTORY STOCK OPTION" means an Option not intended to qualify as an Incentive Stock Option.

p. "OFFICER" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

q. "OPTION" means a stock option granted pursuant to the Plan.

r. "OPTION AGREEMENT" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

s. "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are exchanged for Options with a lower exercise price.

t. "OPTIONED STOCK" means the Common Stock subject to an Option or a Stock Purchase Right.

u. "OPTIONEE" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

v. "PARENT" means a "PARENT CORPORATION," whether now or hereafter existing, as defined in Section 424(e) of the Code.

w. "PLAN" means this 2003 Stock Option Plan.

x. "RESTRICTED STOCK" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

y. "SECTION 16(B)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

z. "SERVICE PROVIDER" means an Employee, Director or consultant.

aa. "SHARE" means a share of the Common Stock, as adjusted in accordance with
Section 12 below.

ab. "STOCK PURCHASE RIGHT" means a right to purchase Common Stock pursuant to
Section 11 below.

ac. "SUBSIDIARY" means a "SUBSIDIARY CORPORATION," whether now or hereafter existing, as defined in Section 424(f) of the Code.

3. STOCK SUBJECT TO THE PLAN.

Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan is 50,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes un-exercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the un-purchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

4. ADMINISTRATION OF THE PLAN.

a. The Plan shall be administered by the Compensation Committee of the Board or another Committee appointed by the Board, which Committee shall be constituted to comply with Applicable Laws.

b. Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, the Administrator shall have the authority in its discretion, to:

     i. determine the Fair Market Value;

     ii. to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

     iii. to determine the number of Shares to be covered by each such award granted hereunder;

     iv. to approve forms of agreement for use under the Plan;

     v. to determine the terms and conditions of any Option or Stock Purchase Right granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

     vi. to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

     vii. to initiate an Option Exchange Program;

     viii. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

     ix. to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right that number of Shares having a Fair Market Value equal to he amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary advisable; and

     x. to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

c. Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees.

5. ELIGIBILITY.

a. Non-statutory Stock Options and Stock Purchase Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

b. Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

c. Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

6. TERM OF PLAN.

The Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 14 of the Plan.

7. TERM OF OPTION.

The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

8. OPTION EXERCISE PRICE AND CONSIDERATION.

a. The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

     i. In the case of an Incentive Stock Option (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant. (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

     ii. In the case of a Non-statutory Stock Option (A) granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant. (B) granted to any other Service Provider, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

b. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,

(2) check, (3) promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cash-less exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

9. EXERCISE OF OPTION.

a. Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, but in no case at a rate of less than 20% per year over five (5) years from the date the Option is granted. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives:

     (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and

     (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan.

Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan. Exercise of an Option in any manner shall result in a decrease in the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

b. Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, such Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (of at least thirty (30) days and, in the case of an Incentive Stock Option, no longer than 90 days) to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of the Option as set forth in the Option

Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for three (3) months following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the un-vested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

c. Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement (in the case of an Incentive Stock Option, no longer than one year) to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If such disability is not a "DISABILITY" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non- statutory Stock Option on the day three months and one day following such termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

d. Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. The Option may be exercised by the executor or administrator of the Optionee's estate or, if none, by the person(s) entitled to exercise the Option under the Optionee's will or the laws of descent or distribution. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

10. NON-TRANSFERABILITY OF OPTIONS AND STOCK PURCHASE RIGHTS.

Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. STOCK PURCHASE RIGHTS.

a. Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The terms of the offer shall comply in all respects with the Arizona Code of Regulations. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the Administrator.

b. Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or disability). The purchase price for Shares repurchased pursuant to the Restricted Stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at such rate as the Administrator may determine, but in no case at a rate of less than 20% per year over five years from the date of purchase. This provision will not apply to stock sold by a purchaser from the exercise of an option.

c. Other Provisions. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

d. Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

12. ADJUSTMENT UPON CHANGES IN CAPITALIZATION, MERGER OR ASSET SALE.

a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decreases in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "EFFECTED WITHOUT RECEIPT OF CONSIDERATION." Such adjustment shall be made by the Executive Committee of the

Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

c. Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option and Stock Purchase Right shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option or Stock Purchase Right, the Optionee shall fully vest in and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option or Stock Purchase Right shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

13. TIME OF GRANTING OPTIONS AND STOCK PURCHASE RIGHTS.

The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

14. AMENDMENT AND TERMINATION OF THE PLAN.

a. Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

b. Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

c. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

15. CONDITIONS UPON ISSUANCE OF SHARES.

a. Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

b. Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

16. INABILITY TO OBTAIN AUTHORITY.

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

17. RESERVATION OF SHARES.

The Company, during the term of this Plan, at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

18. STOCKHOLDER APPROVAL.

The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws.

19. INFORMATION TO OPTIONEES AND PURCHASERS.

The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

20. GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the State of Nevada except as to employment matters where the Optionee is a resident of the State of Arizona and the position with the Company is in the State of Arizona, in which event, the employment terms of such employment shall be construed under the laws of the State of Arizona (not including the conflict of laws principles thereof).

21. EFFECTIVE DATE. The effective date of this Plan shall be January __, 2003.